                                                                   Exhibit 10.41



                  SUBSCRIPTION AGREEMENT, dated as of September 9, 1997, between Bar Technologies Inc., a Delaware corporation (the "COMPANY"), and each of the parties named on the signature pages hereto (the "INVESTORS").

                  WHEREAS, on the terms and subject to the conditions hereof, each of the Investors desires to subscribe for and acquire from the Company, and the Company desires to issue and sell to each of the Investors, the number of shares of Non-voting Class C Common Stock, par value $.001 per share (the "COMMON STOCK"), of the Company set forth opposite its name on the signature pages hereto, as hereinafter set forth.

                  NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "AGREEMENT" shall mean this Subscription Agreement, as the same may be amended from time to time.

                  "CREDIT AGREEMENT" shall mean the senior revolving credit agreement dated as of April 2, 1996 among the Company, Bliss & Laughlin Industries, Inc., Chemical Bank, as Administrative Agent and Collateral Agent, and the lenders named therein.

                  "PERSON" shall mean any individual, corporation, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  "STOCKHOLDERS AGREEMENT" shall mean the Stockholders' Agreement dated as of April 2, 1996, and as amended and restated as of September 9, 1997, by and among the Company and all of the stockholders of the Company (including the Investors).

2.       Subscription for and Purchase of Common Stock.
         ----------------------------------------------

                  2.1. PURCHASE OF COMMON STOCK. On the terms and subject to the conditions set forth in this Agreement, each of the Investors hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to each of the Investors, on the Closing Date the number of shares of Common Stock set forth opposite its name on the signature pages hereto at the purchase price set forth opposite its name on the signature pages hereto (the aggregate purchase prices referred to above for each Investor are collectively referred to herein as the "PURCHASE PRICE").

                  2.2. THE CLOSING. The closing (the "CLOSING") of the sale of the Common Stock pursuant to this Agreement shall take place on such date (the "CLOSING DATE") and at such time as the Company shall direct on at least two business days' prior notice to each of the Investors. The Closing shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as the parties may agree. At the Closing, the Company will deliver to each of the Investors duly executed stock certificates, each registered in such Investor's name, representing the shares of Common Stock to be purchased by such Investor against payment by such Investor of the Purchase Price therefor by delivery to the Company of immediately available funds in the amount of the Purchase Price therefor, representing payment by such Investor in full for its Common Stock.

3.       Representations and Warranties.
         -------------------------------

                  3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Investors as follows:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by such Investor, constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

                  (b) The Common Stock to be issued to such Investor pursuant to this Agreement, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attached to the ownership thereof, and such Investor will receive valid and good title to the shares of Common Stock issued to it, free and clear of any lien, pledge, adverse claim or encumbrance (except any that may have been created by such Investor).

                  (c) The execution, delivery and performance by the Company of this Agreement will not (i) conflict with the certificate of incorporation or by-laws of the Company, (ii) result in any breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound, (iii) violate any judgment, injunction, order or decree or United States federal or state law, rule or regulation applicable to the Company or (iv) require any action by or filing with any governmental body, agency or official other than those taken or made prior to the Closing.

                  (d) No form of general advertising or general solicitation was or will be used by the Company or any of its affiliates in connection with the offer and sale of shares of Common Stock to be issued on the Closing Date. The Company agrees that neither it nor any of its affiliates nor any Person acting on its behalf will sell or offer for sale any Common Stock or otherwise approach or negotiate in respect thereof with, any Person so as thereby to bring the issuance, sale or exchange of the Common Stock on the Closing Date within the provisions of

Section 5 of the Securities Act.

                  3.2. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to the Company, severally and not jointly, as follows:

                  (a) The execution and delivery by such Investor of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary action of such Investor. This Agreement has been duly executed and delivered by such Investor and, assuming the due authorization, execution and delivery thereof by the Company, constitutes the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law).

                  (b) The execution, delivery and performance of this Agreement by such Investor will not (i) conflict with the certificate of incorporation or by-laws or other governing documents of such Investor, (ii) result in any breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which such Investor is a party or by which such Investor is bound, (iii) violate any judgment, injunction, order or decree or United States federal or state law, rule or regulation applicable to such Investor or (iv) require any action by or filing with any governmental body, agency or official other than those taken or made prior to the Closing.

                  (c) Such Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act and is acquiring the Common Stock for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

4. COMMON STOCK UNREGISTERED. Each of the Investors acknowledges and represents that it has been advised by the Company that:

                  (a) The issuances of Common Stock have not been and will not be registered under the Securities Act;

                  (b) The Common Stock may be required to be held indefinitely and such Investor may be required to continue to bear the economic risk of its investment in the Common Stock unless the offer and sale of such Common Stock is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

                  (c) There is no established market for Common Stock and it is not anticipated that there will be any public market for Common Stock in the foreseeable future;

                  (d) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company;

                  (e) When and if shares of Common Stock may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule;

                  (f) If a Rule 144 exemption is not available, public offer or sale of Common Stock without registration will require compliance with some other exemption under the Securities Act;

                  (g) A notation shall be made in the appropriate records of the Company indicating that the Common Stock are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Common Stock.

5.       Conditions Precedent.
         ---------------------

                  5.1. CONDITIONS TO THE INVESTORS' OBLIGATIONS. The obligation of each of the Investors to consummate the transactions contemplated by this Agreement is subject to the fulfillment at or prior to the Closing of the following conditions:

                  (a) The representations and warranties contained in Section
3.1 hereof shall be correct and complete in all material respects as of the Closing Date to the same extent as though made on and as of such date; and the Company shall have performed all agreements and satisfied all conditions contained herein which are required to be performed or complied with by the Company on or prior to the Closing Date.

                  (b) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state governmental or regulatory body nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal or state governmental authority which restrains, enjoins or otherwise prohibits the transactions contemplated hereby shall be in effect.

                  (c) All consents, exemptions, authorizations or other actions by, or notices to, or filings with, governmental authorities and other persons, including with respect to contractual obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement shall have been obtained and be in full force and effect.

                  (d) the Stockholders' Agreement shall have been executed and delivered by the Company and each other party thereto.

                  (e) The Credit Agreement shall have been amended in a manner satisfactory to the investors.

                  (f) A fairness opinion shall have been delivered by PaineWebber Incorporated with respect to the Purchase Price.

                  5.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the fulfillment at or prior to the Closing of the following conditions:

                  (a) The representations and warranties contained in Section
3.2 hereof shall be correct and complete in all material respects as of the Closing Date to the same extent as though made on and as of such date; and the Investors shall have performed all agreements and satisfied all conditions contained herein which are required to be performed or complied with by the Investors on or prior to the Closing Date.

                  (b) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state governmental or regulatory body nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal or state governmental authority which restrains, enjoins or otherwise prohibits the transactions contemplated hereby shall be in effect.

                  (c) A fairness opinion shall have been delivered by PaineWebber Incorporated with respect to the Purchase Price.

6.  Termination.
    ------------

                  6.1. GENERAL. This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to an Investor at any time, but not later than the Closing Date:

                         (a) by the mutual consent of the Company and the
relevant Investor;

                         (b) by the Company after September 30, 1997 if, through
no fault of the Company, the Closing shall not have occurred; or

                         (c) by the relevant Investor after September 30, 1997
if, through no fault of such Investor, the Closing shall not have occurred.

                  6.2. PROCEDURE UPON TERMINATION. In the event of the termination and abandonment of this Agreement with respect to one or more of the parties hereto, written notice thereof shall promptly be given to the other party or parties hereto and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned with only respect to the parties subject to such termination without further action by any of the parties hereto.


7.       Miscellaneous.
         --------------

                  7.1. BINDING EFFECT; SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. An Investor may assign its rights and obligations under this Agreement to any of its affiliates.

                  7.2. AMENDMENT; WAIVER. This Agreement may be amended only by a written instrument signed by the parties hereto. No waiver by either party hereto of any provision hereof shall be effective unless set forth in a writing executed by the party so waiving.

                  7.3. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

                  7.4. JURISDICTION. Any suit, action or proceeding with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of the Company and the Investors hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each of the Investors and the Company hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

                  7.5. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answerback received, addressed as follows to the Company and the Investors, or to such other address as may be hereafter notified by the parties hereto:


                  (a)  If to the Company, to it at the following address:

                           Bar Technologies Inc.
                           227 Franklin Street, Suite 300
                           Johnstown, Pennsylvania 15901
                           Attn: President
                           Telecopy: (814) 533-7220
                           Telephone: (814) 533-7200

                  with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attn:  Wilson S. Neely, Esq.
                           Telecopy: (212) 455-2502
                           Telephone: (212) 455-2605

                  (b) If to an Investor, to it at its address or telecopy number set forth by its name on the signature pages hereto.

                  7.6. INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement and such documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  7.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  7.8. RIGHTS CUMULATIVE; WAIVER. The rights and remedies of each of the Investors and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                               BAR TECHNOLOGIES INC.



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

INVESTORS:

                                      Number of Shares           Aggregate
NAME AND ADDRESS                      of Common Stock            Purchase Price
                                      ---------------            --------------

BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING
FUND, L.P.

By:      Blackstone Management Associates II L.L.C., as General
         Partner

         By:
            ------------------------------
             Name:
             Title:

Address: c/o The Blackstone Group
                  345 Park Avenue
                  New York, NY  10017

                  Attention:  David Stockman


BLACKSTONE OFFSHORE CAPITAL
 PARTNERS II L.P.

By:      Blackstone Management Associates
         II L.L.C., as General Partner

         By:
            ------------------------------
             Name:
             Title:

Address: c/o The Blackstone Group
                  345 Park Avenue
                  New York, NY  10017

                  Attention:  David Stockman


BLACKSTONE FAMILY INVESTMENT
 PARTNERSHIP II L.P.

By:      Blackstone Management Associates
         II L.L.C., as General Partner

         By:
            ------------------------------
             Name:
             Title:

Address: c/o The Blackstone Group
                  345 Park Avenue
                  New York, NY  1001

                  Attention:  David Stockman

INVESTORS:

                                      Number of Shares           Aggregate
NAME AND ADDRESS                      of Common Stock            Purchase Price
                                      ---------------            --------------


BRW STEEL HOLDINGS II, L.P.

         By:
            ------------------------
             Name:
             Title:

Address: c/o Veritas Capital, L.L.C.
                  660 Madison Avenue
                  New York, NY  10021

                  Attention:  Robert McKeon

KDJ, L.L.C.

         By:
            ------------------------
             Name:
             Title:

Address: c/o Veritas Capital, L.L.C.
                  660 Madison Avenue
                  New York, NY  10021

                  Attention:  Robert McKeon

VERITAS CAPITAL, L.L.C.

         By:
            ------------------------
             Name:
             Title:

Address: c/o Veritas Capital, L.L.C.
                  660 Madison Avenue
                  New York, NY  10021

                  Attention:  Robert McKeon